SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 20, 1998



                            KEYSTONE FINANCIAL, INC.

             (Exact name of registrant as specified in its charter)


   Pennsylvania                   0-11460                        23-2289209

State or other jurisdiction   (Commission File Number) (IRS Employer ID No.)
 of incorporation)


      One Keystone Plaza, P.O.Box 3660, Harrisburg, Pennsylvania 17105-3660

               (Address of principal executive offices) (ZIP CODE)



Registrant's telephone number including area code:      (717) 233-1555

Item 5.     Other Events

            The following document is filed as an exhibit to this Form 8-K:

                  I.    Press Release of Keystone Financial, Inc.
                        dated November 20, 1998.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     Keystone Financial, Inc.
                                        (Registrant)



           November 23, 1998             Donald F. Holt
          ___________________       _____________________________
Date:                                 Senior Vice President &
                                      Chief Financial Officer

EXHIBIT INDEX

Exhibit No.       Description
___________       ___________

  99.1            Press Release of Keystone Financial, Inc. dated
                  November 20, 1998.